UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 22, 2018

ALEXION PHARMACEUTICALS, INC.
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(Exact name of registrant as specified in its charter)

Delaware	000-27756	13-3648318
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(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 College Street, New Haven, Connecticut 06510
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(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:    (475) 230-2596

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Following the appointment of two new directors in September and November of 2017, Alexion Pharmaceuticals, Inc. (Alexion) announced in November 2017 that it was conducting a director search to fill an open Board seat and would be seeking candidates who represent a range of backgrounds, perspectives, skills, and expertise, with an emphasis on maintaining a diverse Board of Directors. On January 22, 2018, the Board of Directors of Alexion appointed Deborah Dunsire, M.D. to Alexion’s Board of Directors.

There are no transactions and no proposed transactions between Dr. Dunsire (or any member of such individual’s immediate family) and Alexion (or any of its subsidiaries), and there is no arrangement or understanding between Dr. Dunsire and any other person or entity pursuant to which such individual was appointed as a director of Alexion. As previously announced in a press release issued by Alexion on January 2, 2018, Alexion had agreed to work collaboratively with Elliott on identifying a new director.

Dr. Dunsire will receive compensation for her service on the Board of Directors in accordance with Alexion’s standard compensatory arrangements for non-employee directors. A description of the compensatory arrangements for non-employee directors will be included in Alexion’s proxy statement on Schedule 14A for the 2018 annual meeting of shareholders, which will be filed with the U.S. Securities and Exchange Commission prior to the 2018 annual meeting of shareholders.

A copy of Alexion’s press release announcing the appointment is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

99.1    Press release, dated January 22, 2018

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2018	ALEXION PHARMACEUTICALS, INC.
By: /s/ Michael V. Greco Name: Michael V. Greco Title: Senior Vice President of Law and Corporate Secretary